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                                                                    Exhibit 99.2

      Certification by Juris Pagrabs Pursuant to 18 U.S.C. Section 1350, as
       Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Annual Report on Form 10-K for the Year Ended December 31, 2002 (the "Report") by eMerge Interactive, Inc. ("Registrant"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


March 25, 2003                    /s/ Juris Pagrabs
                                  __________________________________________
                                  Juris Pagrabs
                                  Executive Vice President and Chief
                                  Financial Officer (Principal Financial
                                  and Accounting Officer)


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.